Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 dated as of April 20, 2020 (this “Amendment”), among V.F. Corporation, a Pennsylvania corporation (the “Company”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among V.F. Corporation, a Pennsylvania corporation (the “Company”), VF Investments S.à r.l., VF Enterprises S.à r.l., VF Europe B.V.0B.A., VF International Sagl, the other Borrowing Subsidiaries from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Lender, Swing Line Lender and L/C Issuer, and the other Lenders party thereto.

The Company has requested that the Credit Agreement be amended as set forth herein, and the Lenders whose signatures appear below, which constitute the Required Lenders, are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. (a) Effective as of the Amendment Effective Date (as defined below), the Credit Agreement (excluding, except as set forth below, the Schedules and the Exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the single-underlined text (indicated textually in the same manner as the following example: single-underlined text) as set forth in the blackline changed pages attached as Exhibit A hereto.

(b) Exhibit G to the Credit Agreement is hereby amended and restated to be in the form of Exhibit G hereto.

SECTION 3. Representations and Warranties. The Company hereby represents and warrants to the Lenders and the Administrative Agent that:

(a) the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case they are true and correct in all material respects on and as of such earlier date) and except that, for purposes of this clause (a), the financial statements referred to in Section 5.04 of the Credit Agreement shall be deemed to be the financial statements most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement; and

(b) as of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions are satisfied:

(a) Amendment. The Administrative Agent shall have executed a counterpart of this Amendment and shall have received from the Company and Lenders that represent at least the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include fax or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b) Fees and Expenses. The Administrative Agent shall have received all fees required to be paid on, and the Administrative Agent shall have received all expenses required to be reimbursed on, the Amendment Effective Date pursuant to this Amendment or any other agreements entered into by the Company and the Administrative Agent or any Arranger in connection with this Amendment.

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the L/C Issuers or the Lenders under the Credit Agreement and the other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, guarantees, covenants or agreements contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such fully-executed counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of a manually executed counterpart thereof.

SECTION 8. Incorporation by Reference. The provisions of Sections 1.03, 11.12(b), 11.12(c), 11.12(e) and 11.12(f) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

V.F. CORPORATION,

by
/s/ Scott Roe
Name: Scott Roe
Title: Executive Vice President and CFO

by
/s/ Omorlie Harris
Name: Omorlie Harris
Title: Vice President, Treasurer

[Signature Page to Amendment No. 1]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By
/s/ Heather Hoopingarner
Name: Heather Hoopingarner
Title: Vice President

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: Barclays Bank PLC

By
/s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Vice President

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

BNP Paribas

By
/s/ Mike Shryock
Name: Mike Shryock
Title: Managing Director

By
/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution:

THE BANK OF NEW YORK MELLON

By
/s/ William M. Feathers
Name: William M. Feathers
Title: Director

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

BANK OF AMERICA, N.A.:

By
/s/ Anthony Hoye
Name: Anthony Hoye
Title: Director

For any Lender requiring a second signature block:

By

Name:
Title:

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: Citibank, N.A.

By
/s/ Kenneth E. Quinn
Name: Kenneth E. Quinn
Title: Vice President

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Credit Suisse AG, Cayman Islands Branch

By
/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

For any Lender requiring a second signature block:

by	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Goldman Sachs Bank USA

By
/s/ Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: HSBC Bank USA, N.A.

By
/s/ Alan Vitulich
Name: Alan Vitulich
Title: Director

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: ING Bank N.V., Dublin Branch

By
/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By
/s/ Barry Fehily
Name: Barry Fehily
Title: Managing Director

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: Morgan Stanley Bank, N.A.

By
/s/ Christopher Winthrop
Name: Christopher Winthrop
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: MUFG Bank, Ltd.

by
/s/ Henry Schwarz
Name: Henry Schwarz
Title: Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: PNC Bank

By
/s/ Larry Jackson
Name: Larry Jackson
Title: Vice President

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Banco Santander, S.A., New York Branch

By
/s/ Pablo Urgoiti
Name: Pablo Urgoiti
Title: Managing Director

By
/s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

TD Bank, N.A.

By
/s/ Betty Chang
Name: Betty Chang
Title: Senior Vice President

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: Truist Bank, as successor by merger to SunTrust Bank and formerly known as Branch Banking and Trust Company

By
/s/ Max Greer
Name: Max Greer
Title: Senior Vice President

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: UNICREDIT BANK AG, NEW YORK BRANCH

By
/s/ Kimberly Sousa
Name: Kimberly Sousa
Title: Managing Director

By
/s/ Karan Dedhia
Name: Karan Dedhia
Title: Associate

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: U.S. Bank National Association

by
/s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

For any Lender requiring a second signature block:

By

Name:
Title:

[Signature Page to Amendment No. 1]

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

THE FIVE-YEAR REVOLVING CREDIT AGREEMENT

OF V. F. CORPORATION

Name of Institution: Wells Fargo Bank, National Association

by
/s/ Ekta Patel
Name: Ekta Patel
Title: Managing Director

[Signature Page to Amendment No. 1]

EXHIBIT A

AMENDMENTS TO CREDIT AGREEMENT

[Attached]

~~EXECUTION VERSION~~

EXHIBIT A

PROPOSED AMENDMENTS REFLECTING AMENDMENT NO. 1

ADDED TEXT SHOWN UNDERSCORED, DELETED TEXT SHOWN ~~STRIKETHROUGH~~

FIVE-YEAR REVOLVING CREDIT AGREEMENT

dated as of

December 17, 2018,

among

V.F. CORPORATION,

VF INVESTMENTS S.À R.L.,

VF ENTERPRISES S.À R.L.,

VF EUROPE B.V.B.A.

and

VF INTERNATIONAL SAGL,

as Borrowers

the other BORROWING SUBSIDIARIES,

the LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

JPMORGAN CHASE BANK, N.A.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

BARCLAYS BANK PLC,

HSBC SECURITIES (USA) INC.,

U.S. BANK NATIONAL ASSOCIATION

and

WELLS FARGO SECURITIES, LLC,

as Joint-Lead Arrangers and Joint Bookrunners

BANK OF AMERICA, N.A.,

BARCLAYS BANK PLC,

HSBC BANK USA, NATIONAL ASSOCIATION,

U.S. BANK NATIONAL ASSOCIATION

and

WELLS FARGO BANK, N.A.,

as Co-Syndication Agents

and

CITIBANK N.A.,

ING BANK N.V., DUBLIN BRANCH,

TABLE OF CONTENTS

Page

ARTICLE I

Definitions and Terms

SECTION 1.01.	Definitions	2
SECTION 1.02.	Classification of Loans and Borrowings	32
SECTION 1.03.	Rules of Interpretation	32
SECTION 1.04.	Currency Translation	34
SECTION 1.05.	Change of Currency	~~34~~35
SECTION 1.06.	Interest Rates; LIBOR Notification	35

ARTICLE II

The Credits
SECTION 2.01.	Commitments	~~35~~36
SECTION 2.02.	Loans and Borrowings	3637
SECTION 2.03.	Requests for Borrowings	~~37~~38
SECTION 2.04.	Swing Line Loans	~~38~~39
SECTION 2.05.	Letters of Credit	~~40~~41
SECTION 2.06.	Funding of Borrowings	49
SECTION 2.07.	Interest Elections	50
SECTION 2.08.	Termination, Reduction and Increase of Commitments; Redesignation of Commitments	~~51~~52
SECTION 2.09.	Repayment of Loans; Evidence of Debt	54
SECTION 2.10.	Prepayment of Loans	~~54~~55
SECTION 2.11.	Fees	56
SECTION 2.12.	Interest	~~57~~58
SECTION 2.13.	Payments Generally; Pro Rata Treatment; Sharing of Set-offs	~~58~~59
SECTION 2.14.	Borrowing Subsidiaries	~~60~~61
SECTION 2.15.	Defaulting Lenders	62
SECTION 2.16.	Extension Offers	~~64~~65
SECTION 2.17.	Use of Proceeds	~~66~~67
ARTICLE III

Change in Circumstances

SECTION 3.01.	Increased Cost and Reduced Return	~~66~~67
SECTION 3.02.	Limitation on Types of Loans	~~68~~69
SECTION 3.03.	Illegality	70
SECTION 3.04.	Compensation	~~70~~71

i

SECTION 3.05.	Taxes	71
SECTION 3.06.	Designation and Change of Lending Offices	~~73~~74
SECTION 3.07.	Substitution of Lenders	~~73~~74

ARTICLE IV

Conditions to Making Loans and Issuing Letters of Credit

SECTION 4.01.	Conditions of Closing	~~74~~75
SECTION 4.02.	Conditions of Revolving Loans, Letters of Credit and Swing Line Loans	76
SECTION 4.03.	Initial Revolving Loans, Letters of Credit and Swing Line Loans of each New Borrowing Subsidiary	77

ARTICLE V

Representations and Warranties

SECTION 5.01.	Corporate Existence and Power	~~77~~78
SECTION 5.02.	Corporate and Governmental Authorization; No Contravention	~~77~~78
SECTION 5.03.	Binding Effect	78
SECTION 5.04.	Financial Information	78
SECTION 5.05.	Litigation	~~78~~79
SECTION 5.06.	Compliance with ERISA	~~78~~79
SECTION 5.07.	Environmental Matters	~~78~~79
SECTION 5.08.	Taxes	79
SECTION 5.09.	Margin Stock	~~79~~80
SECTION 5.10.	Investment Company	~~79~~80
SECTION 5.11.	Full Disclosure	~~79~~80
SECTION 5.12.	No Consents, Etc	80
SECTION 5.13.	Anti-Corruption Laws and Sanctions	~~80~~81

ARTICLE VI

Affirmative Covenants

SECTION 6.01.	Financial Reports, Etc	~~80~~81
SECTION 6.02.	Payment of Taxes	~~83~~84
SECTION 6.03.	Maintenance of Properties; Insurance	84
SECTION 6.04.	Compliance with Laws	~~84~~85
SECTION 6.05.	Books and Records	~~84~~85
SECTION 6.06.	Existence	~~84~~85

ARTICLE VII

Negative Covenants

SECTION 7.01.	~~Consolidated Indebtedness to Consolidated Capitalization~~ Financial Covenants	85
SECTION 7.02.	Liens	~~85~~86
SECTION 7.03.	Indebtedness of Subsidiaries	~~86~~87
SECTION 7.04.	Consolidations, Mergers and Sales of Assets	~~86~~88
SECTION 7.05.	Use of Proceeds	8788

ARTICLE VIII

Events of Default and Acceleration

SECTION 8.01.	Events of Default	~~87~~88
SECTION 8.02.	Administrative Agent to Act	~~90~~91
SECTION 8.03.	Cumulative Rights	~~90~~91
SECTION 8.04.	No Waiver	~~90~~92
SECTION 8.05.	Allocation of Proceeds	~~91~~92

ARTICLE IX

The Administrative Agent

SECTION 9.01.	Appointment and Authority	~~91~~92
SECTION 9.02.	Rights as Lenders	~~92~~93
SECTION 9.03.	Exculpatory Provisions	~~92~~93
SECTION 9.04.	Reliance by Administrative Agent	~~93~~94
SECTION 9.05.	Delegation of Duties	~~93~~94
SECTION 9.06.	Resignation of Administrative Agent	~~94~~95
SECTION 9.07.	Non-Reliance on Agents and Other Lenders	~~95~~96
SECTION 9.08.	No Other Duties, Etc	~~95~~96
SECTION 9.09.	Administrative Agent May File Proofsof Claim	~~95~~96
SECTION 9.10.	Certain ERISA Matters	~~96~~97

ARTICLE X

Guarantee

SECTION 10.01.	Guarantee	~~97~~98
SECTION 10.02.	No Subrogation	~~98~~99
SECTION 10.03.	Amendments, etc. with respect tothe Obligations	~~98~~99
SECTION 10.04.	Guarantee Absolute and Unconditional	~~98~~100
SECTION 10.05.	Reinstatement	~~99~~101
SECTION 10.06.	Payments	~~100~~101
SECTION 10.07.	Independent Obligations	~~100~~101

ARTICLE XI

Miscellaneous
SECTION 11.01.	Assignments and Participations	~~100~~101
SECTION 11.02.	Notices; Effectiveness; Electronic Communication	~~103~~104
SECTION 11.03.	Right of Set-off; Adjustments	~~107~~108
SECTION 11.04.	Survival	~~107~~108
SECTION 11.05.	Expenses	~~107~~108
SECTION 11.06.	Amendments and Waivers	~~108~~109
SECTION 11.07.	Counterparts; Electronic Execution	~~110~~111
SECTION 11.08.	Termination	~~110~~111
SECTION 11.09.	Indemnification; Limitation of Liability	~~111~~112
SECTION 11.10.	Severability	~~112~~113
SECTION 11.11.	Integration	~~112~~113
SECTION 11.12.	Governing Law; Waiver of Jury Trial	~~112~~113
SECTION 11.13.	Confidentiality	~~115~~116
SECTION 11.14.	“Know Your Customer” Checks; Certain Notices	~~115~~116
SECTION 11.15.	Conversion of Currencies	~~116~~117
SECTION 11.16.	Interest Rate Limitation	~~117~~118
SECTION 11.17.	No Fiduciary Relationship	~~117~~118
SECTION 11.18.	Company as Agent of Borrowing Subsidiaries	~~117~~118
SECTION 11.19.	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~117~~118
SECTION ~~11.19~~11. 20.	Limitations for Swiss Borrowers	119
SECTION 11.21.	Waiver of Notice Period in Connection with Termination of Existing Credit Agreement	~~120~~121

“Amendment No. 1” means that certain Amendment No. 1 dated as of April 20, 2020, to this Agreement, among the Company, the Lenders party thereto and the Administrative Agent.

“Amendment No. 1 Effective Date” means the “Amendment Effective Date” as defined in the Amendment No. 1.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrowers or any of their Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Lending Office” means, as to any Lender, the office or offices described as such in such Lender’s Administrative Questionnaire, or such other office of such Lender (or an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company by written notice in accordance with the terms hereof as the office by which its Loans of each Class and Type are to be made and maintained.

“Applicable Rate” means, for any day with respect to any ABR Loan (including any Swing Line Loan that is an ABR Loan), LIBOR Loan, EURIBOR Loan, CDOR Loan, Euro Overnight Rate Loan or the Facility Fee, as the case may be, the applicable rate per annum set forth under the appropriate caption in the table below, in each case based upon the ratings by S&P and Moody’s applicable on such date to the Index Debt:

Category	Ratings S&P /Moody’s	LIBOR / EURIBOR / CDOR/Euro Overnight Rate Loans	ABR Loans	Facility Fee Rate
1	AA- / Aa3	0.580%	0.000%	0.045%
2	A+ / A1	0.695%	0.000%	0.055%
3	A / A2	0.810%	0.000%	0.065%
4	A- / A3	0.910%	0.000%	0.090%
5	≤ BBB+ / Baa1	1.015%	0.000%	0.110%

For purposes of the foregoing, (i) if either S&P or Moody’s shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5, (ii) if the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be the applicable rate per annum corresponding to the higher (or numerically lower) of such Categories unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that corresponding to the higher of the two ratings and (iii) if the ratings established or deemed to have been established by S&P and Moody’s for the Index Debt shall be changed (other than as a result of a change in the rating system of S&P or Moody’s), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating Swing Line Exposure and (e) any Lenders, refers to whether such Lenders are Global Tranche Lenders or US Tranche Lenders.

“Closing Date” means the date as of which this Agreement is executed by the parties hereto and on which the conditions set forth in Section 4.01 have been satisfied or waived.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

“Commitments” means the Global Tranche Commitments and the US Tranche Commitments. The aggregate amount of the Commitments as of the Closing Date is US$2,250,000,000.

“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Borrower pursuant to any Loan Document or the transactions contemplated therein that is distributed by the Administrative Agent, any Lender or any L/C Issuer by means of electronic communications in accordance with this Agreement, including through the Platform.

“Company” has the meaning specified in the preamble hereto.

“Company Materials” has the meaning specified in Section 6.01.

“Consolidated Capitalization” means, as of the last day of any ~~date on which the amount thereof is to be determined~~fiscal quarter, the sum of Consolidated Indebtedness plus Consolidated Net Worth.

“Consolidated Indebtedness” means, as of ~~any date on which~~ the ~~amount thereof is to be determined~~last day of any fiscal quarter, all Funded Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Capitalization” means, as of the last day of any fiscal quarter, the sum of Consolidated Net Indebtedness plus Consolidated Net Worth.

“Consolidated Net Indebtedness” means, as of the last day of any fiscal quarter, all Funded Indebtedness of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, minus Unrestricted Cash; provided that Consolidated Net Indebtedness shall not be less than zero.

“Consolidated Net Worth” means, as of the last day of any ~~date on which the amount thereof is to be determined~~fiscal quarter, the consolidated stockholders’ equity of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Lenders” includes each Swing Line Lender. For all purposes of Article III, the term “Lender” includes each L/C Issuer.

“Letter of Credit” means a (a) letter of credit issued under this Agreement and (b) each of the Existing Letters of Credit.

“LIBO Rate” means, with respect to any LIBOR Loan denominated in any currency for any Interest Period, the applicable Screen Rate as of the Specified Time on the Quotation Day.

“LIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, shall bear interest at a rate determined by reference to the LIBO Rate or the Adjusted LIBO Rate.

“Lien” means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Company and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

“Liquidity Amount” means, at any time, an amount equal to the sum of (a) Unrestricted Cash of the Company and its Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP, plus (b) an amount equal to the excess, if any, of (i) the aggregate amount of the Commitments in effect at such time over (ii) the Aggregate Revolving Credit Exposure at such time, plus (c) the aggregate amount of unused commitments (but not in excess of US$150,000,000) under any other committed revolving credit facility permitted under this Agreement, provided that, in the case of this clause (c), (i) the conditions to the extensions of credit thereunder (including the underlying representations and warranties, covenants and events of default) are, taken as a whole, no less favorable to the Company and its Subsidiaries, in any material respect, than those set forth in this Agreement and (ii) such revolving credit facility is unsecured.

“Loan Documents” means this Agreement, each Borrowing Subsidiary Agreement, each Borrowing Subsidiary Termination, each Accession Agreement, each Extension Agreement and, other than for purposes of Section 11.06, each L/C Issuer Agreement, each Swing Line Agreement and the Notes.

“Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

“Local Time” means (a) with respect to any Loan or Borrowing denominated in US Dollars or any Letter of Credit, New York City time, (b) with respect contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

“Unrestricted Cash” means, as of any date of determination, cash and cash equivalents owned on such date by the Company and its Subsidiaries; provided that such cash and cash equivalents do not appear (and in accordance with GAAP would not be required to appear) as “restricted” on any consolidated balance sheet of the Company.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“US Borrower” means any Borrower that is a US Person.

“US Borrowing Subsidiary” means any Borrowing Subsidiary that is a Domestic Subsidiary.

“US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount, and (b) with respect to any amount in any currency other than US Dollars, the equivalent in US Dollars of such amount, determined by the Administrative Agent pursuant to Section 1.04 using the Exchange Rate with respect to such currency at the time in effect under the provisions of such Section.

“US Dollars” or “US$” means the lawful currency of the United States of America.

“US Lender” means any Lender that is a US Person.

“US Person” means a “United States person” as defined in Section 7701(a)(30) of the Code.

“US Tranche Borrower” means (a) the Company and (b) any US Borrowing Subsidiary that has been designated as a US Tranche Borrower pursuant to Section 2.14.

“US Tranche Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make US Tranche Revolving Loans and to acquire participations in US Tranche Letters of Credit and US Tranche Swing Line Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s US Tranche Revolving Credit Exposure, as such commitment may be reduced or increased from time to time pursuant to Section 2.08 or assignments by or to such US Tranche Lender pursuant to Section 11.01. The initial amount of each US Tranche Lender’s US Tranche Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption or the Accession Agreement pursuant to which such US Tranche Lender shall have assumed or provided its US Tranche Commitment, as the case may be. The aggregate amount of US Tranche Commitments on the Closing Date is US$0.

ARTICLE VII

Negative Covenants

Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing:

SECTION 7.01. Financial Covenants.

(a) ~~SECTION 7.01.~~ Consolidated Indebtedness to Consolidated Capitalization. The Company will not permit the ratio of Consolidated Indebtedness to Consolidated Capitalization, as of the last day of any fiscal quarter of the Company that ends on or after March 31, 2022, to be greater than 0.60 to 1.00 ~~at any time~~.

(b) Consolidated Net Indebtedness to Consolidated Net Capitalization. The Company will not permit the ratio of Consolidated Net Indebtedness to Consolidated Net Capitalization, as of the last day of any fiscal quarter of the Company that ends after the Amendment No. 1 Effective Date and prior to March 31, 2022, to be greater than 0.70 to 1.00.

(c) Minimum Liquidity. The Company will not permit the Liquidity Amount to be less than US$750,000,000 at any time during the period commencing on the Amendment No. 1 Effective Date and ending on the last day of any fiscal quarter of the Company that ends prior to March 31, 2022.

SECTION 7.02. Liens. The Company will not, and will not permit any Subsidiary to, incur, create or permit to exist any Lien with respect to any property or assets now owned or hereafter acquired by the Company or any Subsidiary, other than:

(a) Liens existing on the date of this Agreement securing Indebtedness outstanding on the date of this Agreement in an aggregate principal amount not exceeding US$50,000,000;

(b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary (other than as a result of a Division) and not created in contemplation of such event;

(c) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event;

(d) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition;

(e) any Lien on any asset securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that

EXHIBIT G

[Attached]

EXHIBIT G

[FORM OF] COMPLIANCE CERTIFICATE

JPMorgan Chase Bank, N.A.,

Loan and Agency Services Group

10 South Dearborn

Chicago, IL 60603-2003

Attention: Philip Martin

Fax: 844-490-5663

philip.c.martino@JPMorgan.com

Ladesiree.williams@jpmorgan.com

JPM.Agency.cri@JPMorgan.com

with a copy to:

JPMorgan Chase Bank, N.A.

8181 Communications Pkwy, Bldg B, 6th Floor

TXW-3620

Plano, TX 75024

Attention: Heather Hoopingarner

Fax: 713-216-6710

heather.e.hoopingarner@jpmorgan.com

Reference is made to the Five-Year Revolving Credit Agreement dated as of December 17, 2018, among V.F. Corporation, VF Investments S. à r.l., VF Enterprises S. à r.l., VF Europe B.V.B.A., VF International Sagl, the other Borrowing Subsidiaries from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders party thereto from time to time (as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Credit Agreement.

The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to the Administrative Agent as follows:

I.	Calculations:

A.	[Compliance with Section 7.01(a): Consolidated Indebtedness to Consolidated Capitalization as of [ ], 20 [1] (the “Determination Date”):

1. Consolidated Indebtedness as of the Determination Date	US$	[	]
2. Consolidated Net Worth as of the Determination Date	US$	[	]
3. Consolidated Capitalization as of the Determination Date (sum of A.1 and A.2)	US$	[	]
4. Ratio of A.1 to A.3*		to 1.00

*	Required: A.4 must not be greater than 0.60 to 1.00 as of the Determination Date.][2]

[Compliance with Section 7.01(b): Consolidated Net Indebtedness to Consolidated Net Capitalization as of [            ], 20    3 (the “Determination Date”):

1. Consolidated Net Indebtedness as of the Determination Date	US$	[	]
2. Consolidated Net Worth as of the Determination Date	US$	[	]
3. Consolidated Net Capitalization as of the Determination Date (sum of A.1 and A.2)	US$	[	]
4. Ratio of A.1 to A.3*		to 1.00

*	Required: A.4 must not be greater than 0.70 to 1.00 as of the Determination Date.

Compliance with Section 7.01(c): Minimum Liquidity at all times during the fiscal [quarter][year] ending as of [            ], 20     (the “Period”):

5. Unrestricted Cash as of the last day of the Period	US$	[	]
6. Aggregate amount of the Commitments in effect over the Aggregate Revolving Credit Exposure as of the last day of the Period	US$	[	]
7. Aggregate amount of unused commitments under any other committed revolving credit facility as of the last day of the Period	US$	[	][4]
8. Sum of A.5 to A.7*	US$

*	Required: A.8 must not be less than US$750,000,000 at any time during the Period.][5]

[1]

The Determination Date is the last day of the fiscal quarter or fiscal year covered by the financial statements that are being delivered concurrently with the delivery of this Compliance Certificate pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement.

[2]	To be included for any Compliance Certificate delivered in connection with the financial statements for a fiscal quarter or fiscal year that ends on or after March 31, 2022.
[3]

The Determination Date is the last day of the fiscal quarter or fiscal year covered by the financial statements that are being delivered concurrently with the delivery of this Compliance Certificate pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement.

[4]	Amount not to exceed US$150,000,000.
[5]

To be included for any Compliance Certificate delivered in connection with the financial statements for a fiscal quarter or fiscal year that ends after the Amendment No. 1 Effective Date and prior to March 31, 2022.

B. Compliance with Section 7.02(j): Liens

1. Consolidated Net Worth as of the Determination Date	US$[ ]
2. B.1 X 15%	US$[ ]
3. Is the aggregate principal amount of Indebtedness secured by Liens not permitted under Sections 7.02(a) through 7.02(i) less than B.2?	Yes	No
4. B.1 x 20%	US$[ ]

5. Is the sum of (1) the aggregate principal amount of Indebtedness secured by the Liens not permitted under Sections 7.02(a) through 7.02(i) and (2) the aggregate principal amount of Indebtedness incurred in accordance with Section 7.03(f) less than B.4?

	Yes	No

C. Compliance with Section 7.03(f): Indebtedness of Subsidiaries

1. Is the aggregate principal amount of Indebtedness not permitted under Sections 7.03(a) through 7.03(e) less than B.2?	Yes	No

II.	No Default:

No Default or Event of Default has occurred and is continuing on the date of this Compliance Certificate[, except as set forth below]6.

[Remainder of page intentionally left blank]

[6]	Set forth the details of any Default or Event of Default and the action that the Company is taking or proposes to take with respect thereto.

IN WITNESS WHEREOF, I have executed this Compliance Certificate this [            ] day of [            ], 20__.

V.F. CORPORATION,

by

Name:
Title: